SEMI ANNUAL REPORT
TEMPLETON GLOBAL BOND FUND


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                                                               FEBRUARY 28, 2001


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Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


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SHAREHOLDER LETTER


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Your Fund's Goal: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world, including emerging markets.
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This semiannual report of Templeton Global Bond Fund covers the period ended
February 28, 2001. During the six months under review, many bond investors grew confident that U.S. inflation and interest rates would decline as clear signs of slowing economic growth appeared. The reduction in U.S. growth was expected to have a similar impact on global economies, leading to lower commodity prices and wages, thus easing inflationary pressures and allowing for lower interest rates worldwide. The U.S. slowdown was expected to reduce Europe's, Asia's and Latin America's growth rates as export demand declined. Of these, Europe's industrial sector, Asia's high-tech sector and Latin America as a whole are considered to be the most vulnerable to waning U.S. imports.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.



CONTENTS

Shareholder Letter ......................................................      1

Performance Summary .....................................................      8

Financial Highlights &
Statement of Investments ................................................     10

Financial Statements ....................................................     16

Notes to Financial Statements ...........................................     19


FUND CATEGORY
[PYRAMID GRAPHIC]


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The decelerating U.S. economic growth rate was generally due to the Federal
Reserve Board's (the Fed's) tight monetary policy stance early in the reporting period, as well as historically high oil prices that reduced personal income and consumption. Business investment, particularly in capital goods, declined as corporate profits fell. Furthermore, yield spreads, or differences, on corporate loans widened due to deteriorating corporate financial conditions coupled with credit quality downgrades from the national credit rating agencies. Consumer spending also declined as stock market corrections further eroded wealth and resultant weak demand led to rising inventories. Manufacturing sector declines, coupled with the possibility of flagging consumption resulting from a rapid increase in household savings, created concern among investors about a potential recession. The Fed's Open Market Committee responded to these economic events by reducing the federal funds target rate 100 basis points, from 6.50% to 5.50%, in January 2001.

With the Fed's new credit-easing stance toward monetary policy, the U.S. Treasury yield curve steepened as rates fell more on the short end of the curve than the long end. Short-term rates fell because investors expected the Fed to reduce the federal funds target rate further, but long-term Treasury bond yields did not fall as far despite expectations of lower inflation, due to possible reductions in the U.S. government's fiscal surplus. Slower economic growth, combined with proposed tax cuts, could result in lower tax revenues and less of a reduction in outstanding government debt than previously expected.

2


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Consequently, an excess supply of government debt could drive Treasury bond prices down and yields up.

European bond markets generally offered positive returns in local currency terms. The U.K. and European Monetary Union (EMU) Bond indexes rose 5.47% and 5.58% over the six-month period despite tighter monetary policy across the European continent early in the period. German, Italian, French and Spanish bonds rose 5.33%, 5.26%, 5.49% and 5.50%, respectively. Sweden trended with the Euroland countries, rising 5.27%, while Denmark outperformed with a 6.01% gain as investors signaled relief following the country's decision not to join the EMU at the current time.(1) The Euroland benchmark yield curve also steepened as short-term rates fell based on investor expectations of interest rate cuts by European Central Bank (ECB) monetary authorities. But unlike in the U.S., the long end of the Euroland curve remained relatively unchanged.

The Japanese debt market performed well, rising 4.52% despite the Bank of Japan's 0.25% short-term interest rate hike early in the period and subsequent 0.10% rate cut in February. The Australian and New Zealand markets, where rising commodity prices supported the local currencies and helped contain inflation, kept pace with the global bond markets in general, but underperformed that of the U.S. in local currency terms.(1)

Emerging market bonds provided generally positive returns during the period as commodity prices remained historically high, particularly for oil, and many issuer governments adhered


"Emerging Market bonds provided generally positive returns during the period...."


1. Source: J.P. Morgan Securities, Inc., Government Bond Index Monitor,
2/28/01. Figures are based on J.P. Morgan's unmanaged Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               3
PAGE

to sound economic policies. Rising commodity prices improve export revenues and, hence, the external debt repayment capacity of issuer countries. The market experienced some volatility during the fourth quarter due to investor uncertainty regarding the U.S. equity market and negative developments in Argentina and Turkey, but ended on a positive trend due in part to the Fed's interest rate reductions. Historically, emerging market bonds have rallied behind falling U.S. interest rates, and this was the case as the total return for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 20.63% in U.S.-dollar terms during the six months ended February 28, 2001. Within the J.P. Morgan EMBIG, Nigeria was among the best performers, with a price appreciation of 43.51% in local currency terms. Other countries that generated solid price appreciation included Poland, which rose 25.92%; Ecuador, 19.83%; and Colombia, up 16.79%, in local currency terms. The only exceptions to this positive performance were Bulgaria and Ivory Coast.(2)

The relatively attractive yields offered by emerging market bonds, compared to high yield bonds in the U.S. and other countries, heightened demand for such instruments by global high yield investors as yields-to-maturity for dollar-denominated instruments reached an average of 11.34% during the reporting period. Hence, many investors reallocated their portfolios away from U.S. high yield bonds toward emerging market debt (so-called "crossover investments") to obtain more attractive yields and benefit from potential capital gains as their associated risk premium decreased. The latter occurred as


2. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



4


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emerging market bonds' credit ratings were upgraded, while those of other high yield bonds, particularly in the U.S., were downgraded by the leading rating agencies. U.S. high yield bonds were downgraded largely because of the Fed's previous tightening of monetary policy and the expected resultant reduction in economic growth.

Within this environment, Templeton Global Bond Fund - Class A posted a 4.90% cumulative total return (in U.S. dollar terms) for the six months ended February 28, 2001, as shown in the Performance Summary on page 8. The Fund's benchmark, the Salomon Brothers World Government Bond Index, delivered a 5.54% return in local currency terms for the same six-month period. However, a weakening dollar versus the euro resulted in the index's slightly lower return of 3.92% in U.S. dollar terms. (3)

Throughout the reporting period, we attempted to meet the Fund's goal by allocating approximately 75%-80% of total net assets to intermediate- and long-term bonds in the developed industrial markets. The remaining 20%-25% of total net assets were invested in what we believed to be the highest quality, most liquid emerging market bonds available. In our opinion, this combination of investments offered the potential for higher long-term returns at the cost of modestly higher short-term volatility. Because emerging market bonds generally outperformed high-quality industrial market debt during this reporting period, our allocation to emerging market debt added positively to the Fund's performance.


(3). Source: Salomon Brothers. The unmanaged Salomon Brothers World Government Bond Index (SB WGBI) tracks the performance of government bond markets in 17 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               5
PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

[PIE CHART]

Europe                                                                     49.7%
Latin America                                                              18.7%
U.S.                                                                        8.4%
Australia & New Zealand                                                     6.5%
Canada                                                                      6.4%
Asia                                                                        3.8%
Short-Term Investments & Other Net Assets                                   6.5%

The Fund's geographic allocation, as a percentage of total net assets, changed slightly during the period. Exposure to European countries decreased slightly from 50.4% at the beginning of the period to 49.6% at the end, including additions from France, Germany and the Netherlands, and a reduction in our U.K. bond holdings. In North America, we reduced the U.S. allocation from 10.0% to 8.5%. We also shifted our Latin American exposure, which decreased from 20.7% to 18.7%, by significantly paring our exposure to Argentinean bonds (from 4.5% to 0.4%) and adding slightly to the Fund's Brazilian positions. Our Asian allocation remained unchanged at 3.8%, most of which was split between South Korea and Turkey. Finally, the dollar-bloc countries of Australia and New Zealand rose from 6.2% to 6.5%. At the end of the period, emerging market debt represented 22.5% of the Fund's total net assets, down from 24.5% on August 31, 2000.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Bond Fund. We believe inflation will likely decline if oil prices and wages come down with the slowing economies. We expect growth to remain positive in response to monetary stimulus, if most major central banks reduce market interest rates. Fiscal stimulus could also support economic growth in the longer term as tax cuts come into effect in the U.S. and Europe, potentially resulting in a positive environment for high quality bonds.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political and other factors, in addition to the heightened risks

6

PAGE

associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon. These special risks and other considerations are discussed in the Fund's prospectus.

We look forward to continuing to serve your investment needs and welcome your comments or suggestions.



Portfolio Management Team
Templeton Global Bond Fund


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This discussion reflects our views, opinions and portfolio holdings as of
February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS
2/28/01

--------------------------------------------------------------------------------
Government Bonds                                                           91.9%

Corporate Bonds                                                             1.4%

Warrants                                                                    0.2%

Short-Term Investments &
Other Net Assets                                                            6.5%

                                                                               7
PAGE

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CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to
7/1/94, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
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PERFORMANCE SUMMARY AS OF 2/28/01
Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE         2/28/01   8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.08          $8.13     $8.05
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                                $0.3000

CLASS C                                         CHANGE         2/28/01   8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.09          $8.14     $8.05
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                                $0.2841

ADVISOR CLASS                                   CHANGE         2/28/01   8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.08          $8.12     $8.04
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                                $0.3100


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

8

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PERFORMANCE

CLASS A                                   6-MONTH   1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return (1)                 4.90%     3.15%    17.00%     69.36%
Average Annual Total Return (2)             0.41%    -1.27%     2.29%      4.96%
Value of $10,000 Investment (3)          $10,041    $9,873   $11,200    $16,223
Avg. Ann. Total Return (3/31/01) (4)          --     -4.59%     1.74%      4.93%

                                                                       INCEPTION
CLASS C                                  6-MONTH   1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return (1)                4.81%     2.75%     14.57%     28.24%
Average Annual Total Return (2)            2.79%     0.72%      2.55%      4.18%
Value of $10,000 Investment (3)         $10,279   $10,072    $11,339    $12,698
Avg. Ann. Total Return (3/31/01) (4)         --     -2.68%      1.99%      3.67%

ADVISOR CLASS (5)                        6-MONTH   1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return (1)               5.04%     3.42%     18.81%     71.97%
Average Annual Total Return (2)           5.04%     3.42%      3.51%      5.57%
Value of $10,000 Investment (3)        $10,504   $10,342    $11,881    $17,197
Avg. Ann. Total Return (3/31/01) (4)        --     -0.08%      2.95%      5.55%


Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 6.50% and 1.53%.


--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.
                                                                               9
PAGE

TEMPLETON GLOBAL BOND FUND
Financial Highlights

                                                                                 CLASS A
                                              -----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2001    --------------------------------------------------------
                                                 (UNAUDITED)         2000        1999        1998        1997        1996
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......           $8.05            $8.81       $9.49       $9.82       $9.76       $9.32
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................             .28              .65         .58         .60         .63         .69
 Net realized and unrealized gains
   (losses)...............................             .10             (.80)       (.66)       (.32)        .03         .35
                                              -----------------------------------------------------------------------------
Total from investment operations..........             .38             (.15)       (.08)        .28         .66        1.04
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................            (.30)            (.60)       (.55)       (.55)       (.60)       (.58)
 Net realized gains.......................              --             (.01)       (.05)       (.06)         --          --
 Tax return of capital....................              --               --          --          --          --        (.02)
                                              -----------------------------------------------------------------------------
Total distributions.......................            (.30)            (.61)       (.60)       (.61)       (.60)       (.60)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............           $8.13            $8.05       $8.81       $9.49       $9.82       $9.76
                                              =============================================================================
Total Return*.............................           4.90%          (1.80)%     (1.02)%       2.82%       6.87%      11.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........        $107,791         $114,247    $146,753    $189,898    $198,131    $185,596
Ratios to average net assets:
 Expenses.................................           1.32%**          1.23%       1.22%       1.17%       1.15%       1.13%
 Net investment income....................           7.04%**          7.19%       6.20%       6.12%       6.41%       7.09%
Portfolio turnover rate...................          71.45%          179.84%      74.60%      75.95%     166.69%     109.40%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
 10


PAGE

TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                                 CLASS C
                                                 ------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2001    ---------------------------------------------------
                                                    (UNAUDITED)        2000       1999       1998       1997       1996
                                                 ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.........           $8.05           $8.82      $9.50      $9.83      $9.77      $9.31
                                                 ------------------------------------------------------------------------
Income from investment operations:
 Net investment income.......................             .26             .58        .54        .56        .57        .61
 Net realized and unrealized gains
   (losses)..................................             .11            (.78)      (.66)      (.32)       .05        .41
                                                 ------------------------------------------------------------------------
Total from investment operations.............             .37            (.20)      (.12)       .24        .62       1.02
                                                 ------------------------------------------------------------------------
Less distributions from:
 Net investment income.......................            (.28)           (.56)      (.51)      (.51)      (.56)      (.54)
 Net realized gains..........................              --            (.01)      (.05)      (.06)        --         --
 Tax return of capital.......................              --              --         --         --         --       (.02)
                                                 ------------------------------------------------------------------------
Total distributions..........................            (.28)           (.57)      (.56)      (.57)      (.56)      (.56)
                                                 ------------------------------------------------------------------------
Net asset value, end of period...............           $8.14           $8.05      $8.82      $9.50      $9.83      $9.77
                                                 ========================================================================
Total Return*................................           4.81%         (2.34)%    (1.41)%      2.46%      6.44%     11.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)............         $11,142         $11,966    $17,386    $20,404    $16,629     $6,563
Ratios to average net assets:
 Expenses....................................           1.71%**         1.62%      1.62%      1.56%      1.54%      1.56%
 Net investment income.......................           6.65%**         6.78%      5.80%      5.73%      5.96%      6.69%
Portfolio turnover rate......................          71.45%         179.84%     74.60%     75.95%    166.69%    109.40%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                                                                              11
PAGE

TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                            ADVISOR CLASS
                                              -------------------------------------------------------------------------
                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2001       -------------------------------------------------
                                                 (UNAUDITED)           2000          1999          1998          1997+
                                              -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......          $8.04               $8.81        $9.49          $9.82        $10.16
                                              -------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................            .29                 .63          .61            .62           .42
 Net realized and unrealized gains
   (losses)...............................            .10                (.77)        (.67)          (.32)         (.34)
                                              -------------------------------------------------------------------------
Total from investment operations..........            .39                (.14)        (.06)           .30           .08
                                              -------------------------------------------------------------------------
Less distributions from:
 Net investment income....................           (.31)               (.62)        (.57)          (.57)         (.42)
 Net realized gains.......................             --                (.01)        (.05)          (.06)           --
                                              -------------------------------------------------------------------------
Total distributions.......................           (.31)               (.63)        (.62)          (.63)         (.42)
                                              -------------------------------------------------------------------------
Net asset value, end of period............          $8.12               $8.04        $8.81          $9.49         $9.82
                                              =========================================================================
Total Return*.............................          5.04%             (1.65)%       (.77)%          3.08%          .80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........           $159                $413       $1,261        $11,330       $12,742
Ratios to average net assets:
 Expenses.................................          1.07%**              .98%         .97%           .91%          .88%**
 Net investment income....................          7.34%**             7.28%        6.42%          6.38%         6.76%**
Portfolio turnover rate...................         71.45%             179.84%       74.60%         75.95%       166.69%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 93.5%
ARGENTINA .4%
Republic of Argentina, 11.75%, 6/15/15......................    $   460,000         $    417,795
                                                                                    ------------
AUSTRALIA 3.9%
Government of Australia, 10.00%, 10/15/07...................      2,263,000AUD         1,509,194
Queensland Treasury Corp., 6.50%, 6/14/05...................      5,796,000AUD         3,187,777
                                                                                    ------------
                                                                                       4,696,971
                                                                                    ------------
BELGIUM 4.0%
Kingdom of Belgium:
  6.50%, 3/25/02............................................      1,670,000            1,693,473
  8.50%, 10/01/07...........................................      2,786,000EUR         3,068,768
                                                                                    ------------
                                                                                       4,762,241
                                                                                    ------------
BRAZIL 4.4%
Government of Brazil:
  9.375%, 4/07/08...........................................        800,000              751,500
  14.50%, 10/15/09..........................................      1,825,000            2,050,844
  Series L, cvt., FRN, 7.6875%, 4/15/12.....................        310,000              229,400
  12.75%, 1/15/20...........................................        500,000              490,000
  10.125%, 5/15/27..........................................        600,000              475,800
  11.00%, 8/17/40...........................................      1,500,000            1,222,500
                                                                                    ------------
                                                                                       5,220,044
                                                                                    ------------
CANADA 6.4%
Government of Canada:
  10.50%, 3/01/01...........................................      6,235,000CAD         4,073,034
  10.00%, 5/01/02...........................................      5,135,000CAD         3,553,207
                                                                                    ------------
                                                                                       7,626,241
                                                                                    ------------
COLOMBIA 2.3%
Republic of Colombia, 7.25%, 2/23/04........................      2,950,000            2,784,062
                                                                                    ------------
DENMARK 2.2%
Kingdom of Denmark, 8.00%, 3/15/06..........................     18,589,000DKK         2,607,468
                                                                                    ------------
FRANCE 8.5%
Government of France:
  8.25%, 2/27/04............................................      6,748,000EUR         6,852,065
  8.50%, 10/25/08...........................................      2,901,000EUR         3,294,948
                                                                                    ------------
                                                                                      10,147,013
                                                                                    ------------
GERMANY 7.6%
Federal Republic of Germany:
  8.00%, 7/22/02............................................      4,399,667EUR         4,234,876
  6.00%, 7/04/07............................................      4,851,000EUR         4,795,550
                                                                                    ------------
                                                                                       9,030,426
                                                                                    ------------
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.8763%, 7/31/05...............        315,000              114,975
                                                                                    ------------
INDONESIA .2%
*P.T. Astra International, wts., 12/31/03...................      1,880,582IDR           258,872
                                                                                    ------------

                                                                              13
PAGE


TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 9.6%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................      2,751,000EUR      $  2,994,040
  6.75%, 7/01/07............................................      1,243,000EUR         1,257,483
Government of Italy, 10.50%, 4/01/05........................      6,476,000EUR         7,208,922
                                                                                    ------------
                                                                                      11,460,445
                                                                                    ------------
MEXICO 8.1%
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....         49,349               14,805
United Mexican States:
  9.875%, 1/15/07...........................................      4,350,000            4,657,763
  8.625%, 3/12/08...........................................      2,410,000            2,437,715
  11.375%, 9/15/16..........................................      2,140,000            2,508,615
                                                                                    ------------
                                                                                       9,618,898
                                                                                    ------------
NETHERLANDS 3.4%
Government of Netherlands:
  7.75%, 3/01/05............................................      2,779,000EUR         2,847,157
  5.75%, 2/15/07............................................      1,213,000EUR         1,177,494
                                                                                    ------------
                                                                                       4,024,651
                                                                                    ------------
NEW ZEALAND 2.6%
Government of New Zealand, 8.00%, 11/15/06..................      6,437,000NZD         3,042,985
                                                                                    ------------
PANAMA
Republic of Panama, FRN, 7.7331%, 5/14/02...................         18,462               18,512
                                                                                    ------------
SOUTH KOREA 2.2%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................      1,460,000            1,492,850
Republic of Korea, 8.875%, 4/15/08..........................      1,000,000            1,105,000
                                                                                    ------------
                                                                                       2,597,850
                                                                                    ------------
SPAIN 5.2%
Government of Spain:
  10.15%, 1/31/06...........................................      2,849,000EUR         3,229,205
  8.80%, 4/30/06............................................      2,717,000EUR         2,949,540
                                                                                    ------------
                                                                                       6,178,745
                                                                                    ------------
SWEDEN 4.9%
Kingdom of Sweden, 10.25%, 5/05/03..........................     51,400,000SEK         5,792,949
                                                                                    ------------
TURKEY 1.3%
Republic of Turkey:
  12.375%, 6/15/09..........................................      1,025,000              896,875
  11.875%, 1/15/30..........................................        845,000              683,394
                                                                                    ------------
                                                                                       1,580,269
                                                                                    ------------
UNITED KINGDOM 4.3%
United Kingdom, 8.50%, 7/16/07..............................      2,976,000GBP         5,087,477
                                                                                    ------------

 14


PAGE


TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UNITED STATES 8.4%
+*Acadia Partners LP........................................    $   999,667         $     12,496
+*Penobscot Partners LP.....................................            333                3,131
U.S. Treasury Bond:
  6.375%, 8/15/27...........................................      3,415,000            3,812,011
  5.25%, 11/15/28...........................................      5,420,000            5,211,650
U.S. Treasury Note: 7.875%, 11/15/04........................        923,000            1,022,223
                                                                                    ------------
                                                                                      10,061,511
                                                                                    ------------
VENEZUELA 3.5%
Republic of Venezuela:
  Reg S, 9.125%, 6/18/07....................................        400,000              334,089
  FRN, 7.375%, 12/18/07.....................................        166,665              141,457
  9.25%, 9/15/27............................................      3,425,000            2,385,727
Venezuela Front Load Interest Reduction Bond, A, FRN,
  7.625%, 3/31/07...........................................      1,547,600            1,312,558
                                                                                    ------------
                                                                                       4,173,831
                                                                                    ------------
TOTAL LONG TERM INVESTMENTS (COST $128,370,366).............                         111,304,231
                                                                                    ------------
SHORT TERM INVESTMENTS (COST $4,905,000) 4.1%...............
Den Denske Bank, 5.50%, 3/01/01, Time Deposit...............      4,905,000            4,905,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $133,275,366) 97.6%.................                         116,209,231
OTHER ASSETS, LESS LIABILITIES 2.4%.........................                           2,882,311
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $119,091,542
                                                                                    ============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
IDR  -- Indonesia Rupah
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+Securities represent equity investments.
                       See Notes to Financial Statements.
                                                                              15
PAGE



TEMPLETON GLOBAL BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $133,275,366)....    $116,209,231
 Cash.......................................................           6,240
 Receivables:
  Fund shares sold..........................................          80,561
  Dividends and interest....................................       3,709,902
                                                                ------------
      Total assets..........................................     120,005,934
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................          58,520
  Fund shares redeemed......................................         634,647
  To affiliates.............................................         119,709
 Accrued expenses...........................................         101,516
                                                                ------------
      Total liabilities.....................................         914,392
                                                                ------------
Net assets, at value........................................    $119,091,542
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    (57,182)
 Net unrealized depreciation................................     (17,065,275)
 Accumulated net realized loss..............................     (22,894,809)
 Beneficial shares..........................................     159,108,808
                                                                ------------
Net assets, at value........................................    $119,091,542
                                                                ============
CLASS A:
 Net asset value per share ($107,791,285 / 13,257,739 shares
   outstanding).............................................           $8.13
                                                                ============
 Maximum offering price per share ($8.13 / 95.75%)..........           $8.49
                                                                ============
CLASS C:
 Net asset value per share ($11,141,319 / 1,368,555 shares
  outstanding)*.............................................           $8.14
                                                                ============
 Maximum offering price per share ($8.14 / 99.00%)..........           $8.22
                                                                ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($158,938 / 19,572 shares outstanding)....................           $8.12
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Interest income.............................................                   $ 4,994,363
Expenses:
 Management fees (Note 4)...................................    $   298,556
 Administrative fees (Note 4)...............................         89,567
 Distribution fees (Note 4)
  Class A...................................................        134,546
  Class C...................................................         36,132
 Transfer agent fees (Note 4)...............................        172,500
 Custodian fees.............................................         11,300
 Registration and filing fees...............................         37,800
 Professional fees..........................................         10,400
 Trustees' fees and expenses................................         17,900
 Other......................................................            500
                                                                -----------
      Total expenses........................................                       809,201
                                                                               -----------
            Net investment income...........................                     4,185,162
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (6,032,068)
  Foreign currency transactions.............................       (116,617)
                                                                -----------
     Net realized loss......................................                    (6,148,685)
 Net unrealized appreciation on:
  Investments...............................................      7,468,191
  Translation of assets and liabilities denominated in
    foreign currencies......................................        103,019
                                                                -----------
     Net unrealized appreciation............................                     7,571,210
                                                                               -----------
Net realized and unrealized gain............................                     1,422,525
                                                                               -----------
Net increase in net assets resulting from operations........                   $ 5,607,687
                                                                               ===========

                       See Notes to Financial Statements.
                                                                              17
PAGE

TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  4,185,162           $ 10,853,100
  Net realized loss from investments and foreign currency
   transactions.............................................        (6,148,685)           (16,055,639)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................         7,571,210              2,421,069
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         5,607,687             (2,781,470)
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (4,073,947)            (9,561,861)
   Class C..................................................          (400,987)              (958,385)
   Advisor Class............................................           (12,044)               (50,970)
  Net realized gains:
   Class A..................................................                --               (153,023)
   Class C..................................................                --                (17,062)
   Advisor Class............................................                --                 (1,226)
                                                                ---------------------------------------
 Total distributions to shareholders........................        (4,486,978)           (10,742,527)
 Beneficial share transactions (Note 3):
   Class A..................................................        (7,487,074)           (20,312,928)
   Class C..................................................          (905,271)            (4,145,377)
   Advisor Class............................................          (262,457)              (792,188)
                                                                ---------------------------------------
 Total beneficial share transactions........................        (8,654,802)           (25,250,493)
    Net decrease in net assets..............................        (7,534,093)           (38,774,490)
Net assets:
 Beginning of period........................................       126,625,635            165,400,125
                                                                ---------------------------------------
 End of period..............................................      $119,091,542           $126,625,635
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $    (57,182)          $    244,634
                                                                =======================================

                       See Notes to Financial Statements.
 18

PAGE


TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund), is a separate, non-diversified series of Templeton Income Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              19
PAGE


TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $4,590,423.

2. MERGER WITH TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

On October 21, 1999, the Fund acquired all of the net assets of the Templeton Americas Government Securities Fund pursuant to a plan of reorganization approved by the Templeton Americas Government Securities Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,947,905 Class A shares (valued at $8.78 per share) for the net assets of the Templeton Americas Government Securities Fund, which aggregated $17,102,608, including $(1,480,591) of unrealized depreciation. The combined net assets of the Fund immediately after the merger were $176,515,833.

 20

PAGE

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

3. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

At February 28, 2001, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                SIX MONTHS ENDED                       YEAR ENDED
                                                                FEBRUARY 28, 2001                    AUGUST 31, 2000
                                                           ---------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
CLASS A SHARES:
Shares sold..............................................    2,805,479    $ 22,463,526           4,856,098    $ 41,533,584
Shares issued on reinvestment of distributions...........      383,757       3,024,955             816,148       6,892,717
Shares issued on merger (Note 2).........................           --              --           1,947,905      17,102,608
Shares redeemed..........................................   (4,131,078)    (32,975,555)        (10,069,615)    (85,841,837)
                                                           ---------------------------------------------------------------
Net decrease.............................................     (941,842)   $ (7,487,074)         (2,449,464)   $(20,312,928)
                                                           ===============================================================

                                                                SIX MONTHS ENDED                       YEAR ENDED
                                                                FEBRUARY 28, 2001                    AUGUST 31, 2000
                                                           ---------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
CLASS C SHARES:
Shares sold..............................................      129,992    $  1,061,254             307,863    $  2,652,496
Shares issued on reinvestment of distributions...........       42,962         339,082              95,814         810,511
Shares redeemed..........................................     (290,038)     (2,305,607)           (888,954)     (7,608,384)
                                                           ---------------------------------------------------------------
Net decrease.............................................     (117,084)   $   (905,271)           (485,277)   $ (4,145,377)
                                                           ===============================================================

                                                                SIX MONTHS ENDED                       YEAR ENDED
                                                                FEBRUARY 28, 2001                    AUGUST 31, 2000
                                                           ---------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold..............................................          276    $      2,195              13,235    $    114,687
Shares issued on reinvestment of distributions...........          692           5,454               3,164          27,167
Shares redeemed..........................................      (32,745)       (270,106)           (108,231)       (934,042)
                                                           ---------------------------------------------------------------
Net decrease.............................................      (31,777)   $   (262,457)            (91,832)   $   (792,188)
                                                           ===============================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

                                                                              21
PAGE

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.50%         First $200 million
0.45%         Over $200 million, up to and including $1.3 billion
0.40%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Next $500 million
0.10%         Next $500 million
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 0.65% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2001, unreimbursed cost were $216,905. Distributors received net commissions on sales of the Fund's shares and received contingent deferred sales charges for the period of $7,631 and $903, respectively.

5. INCOME TAXES

At February 28, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $136,033,116 was as follows:

Unrealized appreciation.....................................  $    666,224
Unrealized depreciation.....................................   (20,490,109)
                                                              ------------
Net unrealized depreciation.................................  $(19,823,885)
                                                              ============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31, on the sale of securities and foreign currencies and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2000, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 1999 of $4,373,382 and $5,974,614, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

 22

PAGE

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (CONT.)
At August 31, 2000, the Fund had tax basis capital losses of $1,358,720, including $855,111 from the merger of Templeton Americas Government Securities Fund described in Note 2, which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $  855,111
2008........................................................     503,609
                                                              ----------
                                                              $1,358,720
                                                              ==========

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $83,409,063 and $97,103,286, respectively.

                                                                              23
PAGE



[FRANKLIN TEMPLETON LOGO]

SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301


This report must be preceded or accompanied by the current Templeton Global Bond Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


406 S01 04/01              [Recycled Logo] Printed on recycled paper